UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 June 25, 2008

                             CHINA IVY SCHOOL, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                                     ------
                 (State or Other Jurisdiction of Incorporation)

          000-50240                                        98-0338263
   ------------------------                    ---------------------------------
   (Commission File Number)                    (IRS Employer Identification No.)

                 1 Suhua Road, Shiji Jinrong Building Suite 801, Suzhou Industrial Park, Jiangsu Province, 215020, P.R. China
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                86-512-6762-5632
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                         Anlian Building, Suite #A 1501,
                        Futian District, Shenzhen, China
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01(a). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 23, 2008 the Registrant elected to terminate the services of Kabani & Company, Inc. as the Registrant's independent auditors.

Kabani & Company, Inc. performed the audits for the two year period ended December 31, 2007, which did not contain any adverse opinion or a disclaimer of opinion, nor was the opinion as to either audit qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was approved by the Registrant's Board of Directors.

During the Registrant's two most recent fiscal years and during any subsequent interim period prior to the June 23, 2008, termination as the Registrant's independent auditors, there were no disagreements with Kabani & Company, Inc, with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-K.

ITEM 4.01(b). CHANGES IN REGISTRANT''S CERTIFYING ACCOUNTANT.

On June 23, 2008, the Registrant's board of directors approved the engagement of the firm of Michael T. Studer CPA, P.C., (the "Studer Group") Suite 311, 18 East Sunrise Highway, Freeport, New York 11520 as the Registrant's independent auditors. Such appointment was accepted by Michael T. Struder, principal partner of the firm.

During the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging the Studer Group, neither the Registrant, nor any other person on the Registrant's behalf, had consulted with the Studer Group regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements

On June 24, 2008, the Registrant provided Kabani & Company, Inc. with a copy of this disclosure and requested that it furnish a letter to the Registrant, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER        DESCRIPTION

16.1          Kabani & Company, Inc. letter regarding change of accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2008                               CHINA IVY SCHOOL, INC.


                                                  Name: /s/ Yongqi Zhu
                                                        ------------------------
                                                            Yongqi Zhu
                                                  Title: Chief Executive Officer